UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                             _______________

                                FORM 8-K


                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  November 4, 2003

                             CRDENTIA CORP.
            (Exact name of Registrant as Specified in its Charter)

DELAWARE                         0-31152          76-0585701
(State or Other Jurisdiction (Commission File  (I.R.S. Employer
of Incorporation)              Number)          Identification Number)


        455 Market Street, Suite 1220, San Francisco, California 94105
            (Address of principal executive offices)  (Zip Code)


                             (415) 543-1535
             (Registrant's telephone number, including area code)

             ____________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. 	Other Events.

On November 4, 2003, we, Crdentia Corp., PSR Acquisition Corporation, a wholly owned subsidiary of Crdentia Corp., PSR Holdings Acquisition Corporation, a wholly owned subsidiary of Crdentia Corp., PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. entered into an Agreement and Plan of Reorganization. Upon the terms and subject to the conditions in the merger agreement, (i) PSR Acquisition Corporation will be merged with and into PSR Nurse Recruiting, Inc., and PSR Nurse Recruiting, Inc. will survive the merger as a subsidiary of Crdentia Corp. and (ii) PSR Holdings Acquisition Corporation will be merged with and into PSR Nurses Holdings Corp. and PSR Nurses Holdings Corp. will survive the merger as a subsidiary of Crdentia Corp.

The transaction, which is expected to close on or before November 17, 2003, has been approved by our board of directors and the board of directors of each of PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. The closing of the transaction is subject to customary closing conditions.

Upon completion of each of the mergers, all outstanding shares of capital stock of PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. will be exchanged for aggregate consideration in an amount equal to 0.55 multiplied by the sum of the gross revenues for PSR Nurses, Ltd. for the three year fiscal period beginning September 30, 2002 and will be payable solely in shares of our common stock.

The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement filed with this current report as Exhibit 2.1.

On November 5, 2003, we issued a press release which is attached as
Exhibit 99.1.

ITEM 7.	Financial Statements, Pro Forma Financial Information and
        Exhibits.

(c)	Exhibits.

2.1	Agreement and Plan of Reorganization, dated as of November 4,
        2003, by and among Crdentia Corp., PSR Acquisition Corporation, PSR Holdings Acquisition Corporation, PSR Nurse Recruiting, Inc. and PSR Nurses Holdings Corp. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press release, dated November 5, 2003.



                             SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CRDENTIA CORP.
Date :  November 6, 2003	          /S/ LAWRENCE M. DAVIS
                                      By: Lawrence M. Davis,
                                          Chief Financial Officer and
                                          Secretary

                           EXHIBIT INDEX

Exhibit No.	Description
2.1	        Agreement and Plan of Reorganization, dated as of
                November 4, 2003, by and among Crdentia Corp., PSR
                Acquisition Corporation, PSR Holdings Acquisition
                Corporation, PSR Nurse Recruiting, Inc. and PSR Nurses
                Holdings Corp. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger
                Agreement have been omitted in accordance with Item 601
                (b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	        Press release, dated November 5, 2003.